Know Who Is Behind The Device™

authID
NASDAQ : AUID

Q1 2024 Results Conference Call

May 15, 2024

Patented, Secure, Compliant, Independently Tested, and Award Winning

Disclaimer & Forward Looking Statements

- This Presentation and information provided at a webcast or meeting at which it is presented (the "Presentation") has been prepared on the basis of information furnished by the management of authID Inc. ("authID" or the "Company") and has not been independently verified by any third party.
- This Presentation is provided for information purposes only. This Presentation is not an offer to sell nor a solicitation of an offer to buy any securities.
- While the Company is not aware of any inaccuracies, no warranty or representation is made by the Company or its employees and representatives as to the completeness or accuracy of the information contained herein. This Presentation also contains estimates and other statistical data made by independent parties and us relating to market size and other data about our industry. This data involves a number of assumptions and limitations, and you should not give undue weight to such data and estimates.
- Information contained in this Presentation or presented during this meeting includes "forward-looking statements." All statements other than statements of historical facts included herein, including, without limitation, those regarding the future results of operations, growth and sales, revenue guidance for 2024, booked Annual Recurring Revenue (bARR) (and its components cARR and UAC), Annual Recurring Revenue (ARR), cash flow, cash position and financial position, business strategy, plans and objectives of management for future operations of both authID Inc. and its business partners, are forward-looking statements. Such forward-looking statements are based on a number of assumptions regarding authID's present and future business strategies, and the environment in which authID expects to operate in the future, which assumptions may or may not be fulfilled in practice. Actual results may vary materially from the results anticipated by these forward-looking statements as a result of a variety of risk factors, including the Company's ability to attract and retain customers; successful implementation of the services to be provided under new customer contracts; the Company's ability to compete effectively; changes in laws, regulations and practices; changes in domestic and international economic and political conditions, the as yet uncertain impact of the wars in Ukraine and the Middle East, inflationary pressures, increases in interest rates, and others. See the Company's Annual Report on Form 10-K for the Fiscal Year ended December 31, 2023, filed at www.sec.gov and other documents filed with the SEC for other risk factors which investors should consider. These forward-looking statements speak only as to the date of this presentation and cannot be relied upon as a guide to future performance. authID expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements contained in this presentation to reflect any changes in its expectations with regard thereto or any change in events, conditions, or circumstances on which any statement is based.
- This Presentation contains references to the Company's and other entities' trademarks. Such trademarks are the property of their respective owner. The Company does not intend its use or the display of other companies' trade names or trademarks to imply a relationship with or endorsement of the Company by any other entity.
- By reading this Presentation or attending a webcast or meeting at which it is presented you accept and agree to these terms, disclaimers and limitations.

authID

Know Who Is Behind The Device™

authID®
NASDAQ : AUID

CFO Remarks

Q1 2024 Financial Results

Key GAAP Measures



Revenue
Operating Expenses*
Loss from Continuing Operations*
Non-Cash & One-Time Severance Charges
Net Loss Per Share Continuing Operations
$0.04M
$0.16M
$1.02M
$3.31M
$1.78M
$3.06M
($0.42M)
$0.77M
$0.56
$0.32
Q1’23
Q1’24
Q1’23
Q1’24
Q1’23
Q1’24
Q1’23
Q1’24
Q1’23
Q1’24

* Q1’23 Operating Expenses reflects $3.4M in a non-cash reversal of stock-based compensation from Q1’23 terminations

Q1 2024 Financial Results

GAAP - Remaining Performance Obligation

	Period Ending		Change
	Q4 2023	Q1 2024	
Deferred Revenue	$0.13M	$0.31M	+$0.2M
Additional non-cancelable contracted revenue	$3.89M	$3.73M	($0.2M)
Total Remaining Performance Obligation (RPO)	$4.03M	$4.03M	-

- RPO represents deferred revenue and non-cancelable contracted revenue over the life of the contract that has not yet been recognized.
- Contracts are typically signed with a minimum 3-year term. Based on contractual commitments and expected usage patterns, we expect to recognize ~40% of the RPO over the next 12 months

authID

bARR Metric Breakdown

Non-GAAP Measure

In 2023, we reported bARR to measure the value of new customer bookings

In 2024+, we will add detail metrics below, supporting bARR

Component Illustration using $3.0M bARR Bookings in 2023

	cARR Committed Annual Recurring Revenue	**UAC** Usage above Commitment	**Revenue**
2024	$1.4M	-	**$1.4M**
2025	$1.4M	$0.8M	**$2.2M**
2026	$1.4M	$1.6M	**$3.0M**

cARR: Fixed customer fees (e.g. license fees) + usage commitments (e.g. annual usage minimum) agreed to in customer contracts.

UAC:

- Estimated customer usage which exceeds contractual commitments
- Expected to be approximately 50% of monthly revenue by full usage ramp at 18mo from signing

$3.0M ⬆ **bARR =** Annual Recurring Revenue at full usage ramp

* See Press Release dated May 15, 2024 for important information about Non-GAAP Measures

authID

Q1 2024 Financial Results

Non-GAAP Measures*

Adjusted EBITDA Loss



$2.20M
$2.39M
Q1’23
Q1’24

Net bARR
Booked Annual Recurring Revenue**



2023 cARR
2024 cARR
2023 Est. UAC
2024 Est. UAC
$0.10M
$0.06M
$0.01M
$0.04M
Q1’23
Q1’24

ARR
Annual Recurring Revenue



$0.63M
$0.15M
Q1’23
Q1’24

* See Press Release dated May 15, 2024 for important information about Non-GAAP Measures
**cARR = Committed Annual Recurring Revenue, Est. UAC = Estimated Usage Above Commitment, as defined on prior slide

authID

2024 Targets & Guidance

			2024 Target / Guidance
Net New Bookings Growth	Booked ARR (bARR)	Non-GAAP	$9.0M 3x YoY
Customer Contractual Commitments	Remaining Performance Obligation (RPO)	GAAP	$12 – 13M 3x YoY
Revenue Growth	Revenue	GAAP	$1.4 – 1.6M 7x YoY

authID

Revenue Growth Stages

Progressing through our growth stages will build a sustainable, recurring revenue stream

Stage	Bookings	Financial Commitments	Revenue	Retention and Expansion
	Secure new customer contracts with booked Annual Recurring Revenue	Establish contractual commitments from customers	• Implement new customers and recognize revenue • Ramp usage and exceed minimum commitments	Retain customer contracts and expand relationships with upsells and cross-sells
How We'll Measure	Booked Annual Recurring Revenue (bARR)*	Remaining Performance Obligation (RPO)	Revenue	Retention Rate Net Revenue Retention
2023 Results	**$2.94M**	**$4.03M**	$0.19M	*2025 Focus*
2024 Progress	Q1'24: $0.10M **2024: $9M**	Q1'24: $4.03M **2024: $12 - 13M**	Q1'24: $0.16M **2024: $1.4 - 1.6M**	

authID

authID
NASDAQ : AUID

Mission Statement

Eliminate Authentication Fraud & Deliver 100% Zero Trust Identity Protection

Our Value

Know Who Is Behind The Device™

CEO Remarks

Q1’24 - Continued Market Momentum & Revenue Growth



Customers Live -
$0.16M Revenue
$0.04M
Revenue
ABM
BIEASES
PICKLEJAR
RPO
$4M
Pipeline
$9M/Q
2024
Revenue
Guidance
$1.4M -
$1.6M
Q1
2023
Q2
Q3
Q4
2024
Q1
May
Fundraise
New CEO
& Board
FINTECH BREAKTHROUGH AWARD 2023
New Identity
Domain Talent
authID
University
New
CFO
ISO
Renewal
ISO 27001
CERTIFIED
Nov
Fundraise
CSO 50 AWARDS
NATIONAL NOTARIAL
CENTRALIZED
VERIFICATION
SYSTEM
Verified Inc.
IDMWORKS
EQUIFAX
Verified™
Identity Platform: 9 Major Releases

authID

Progressing Our Go-To-Market Strategy

2023

Direct Sales Team → FAST 100

2024

Channel Partners
IDMWORKS
SYNTROVE SOLUTIONS START NOW™
Verified Inc.
→ FAST 100

Direct Sales Team → FAT 100

authID

2024 Pipeline Generation

FinServ & FinTech | Hospitality | Workforce | Pharma

Estimated Pipeline Value $21.3M

	Number
Deals in Pipeline ($100K+)	52
Deals in Pipeline ($500K+)	12

Assumed Win-Rate of 42% X $21.3M = $9.0M bARR

authID

authID®
NASDAQ : AUID



THE PROBLEM WE SOLVE FOR

Many authentication methods exist …


End User
Training & Awareness

Authentication
- Passwords
- Passkeys
- Device Biometrics
- Authenticator OTP
- SMS/Email OTP
- YubiKeys

Recovery
- KBA/Out of Wallet
- Call Center
- ID Document Verification
- SMS/Email OTP


Business
NewBanc

… and yet, we continue to see fraud day after day

Social Engineering

cnn.com

Casino giant MGM expects $100 million hit from hack that led to data breach

Reuters
2 minute read · Published

Deepfake Conference Call

cnn.com

CNN World · Watch · Listen · Live TV · Sign

Finance worker pays out $25 million after video call with deepfake 'chief financial officer'

By Heather Chen and Kathleen Magramo, CNN
2 minute read · Published 2:31 AM EST, Sun February 4, 2024

SMS Scam

fox13seattle.com

Chase customers outraged after reports of scams continue

By Alejandra Guzman | Publis
| FOX 13 Seattle |

Chase customers outr

Body Double / Shared Credentials

Some Uber drivers use bogus identities and shared accounts

Turns out that unauthorized drivers using fake identification isn't just a London problem.

Dara Kerr
Nov. 26, 2019 7:12 a.m. PT
4 min read

All PII Data is Already Compromised

DIGITAL PRIVACY
2 min read

Data breaches affected over 422 million people in 2022, Identity Theft Resource Center says

Alina BÎZGĂ
January 30, 2023

Existing security measures rely on assumptions, proxies, knowledge, dependencies, trusted devices, email, and phone.

Security Measure	Vulnerability
SMS & Email OTP	• MFA is outsourced to an external mobile telco provider and email provider. • Reliant on unknown security practices. • Vulnerable to SIM SWAP attacks and Email ATO
Customer Help Desk	• Vulnerable to Social Engineering • Usage of easy to answer KBA questions for verification • Prompt engineering through Voice Deepfakes and Web Conference Deepfakes
Authenticator Apps	• Rolling pins are restored to fraudster upon Email ATO • MFA Fatique Attacks • Restoration relies on legacy vulnerable recovery methods
Device Biometrics & Passkeys	• Unique to one device only • Multiple individuals can enroll biometrics. • Passkeys shared across ecosystem. • Recovery still relies on username/pwd or OTP to phone or email.
KBA / OOW	• All of our credit history is already stolen. • Fraudsters know the answers to the quiz better than the actual account owner. • We leave digital crumbs everywhere
Weak ID Document Verification	• Deepfakes and Generative AI can pass legacy document verification providers. • Legacy solutions vulnerable to widely available tools such as Verif.tools, Only Fakes, PSD Templates, Etsy, IDGod, FakeYourDrank, And more…

Stolen IDs and Deepfake Detection

To Defeat Liveness, Fraudsters Use Injection with Stolen IDs and Deepfake Biometrics



MASSACHUSETTS
DRIVER'S LICENSE
09/17/01

Buy Stolen IDs or create a Deepfake

Fraudster buys stolen IDs from darkweb, or creates deepfake IDs using OnlyFakes or Verif.tools



Ricky Pham
Brockton, MA
500+ connections

Create Deepfake designed to move and emote

Easy-to-find online tools can take single or clusters of images to create deepfakes designed to move left and right, blink, smile, and even read scripts.



NewBanc
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Inject Stolen ID with Deepfake Biometrics

Through Injection, fraudsters can deceive automated tools as well as human fraud investigators. AuthID stops these attacks.

2024 Targets & Guidance

authID
NASDAQ : AUID

Quarterly Pipeline	bARR	RPO	Revenue
$9M	$9M	$12 – 13M	$1.4 – 1.6M
	3x YoY growth	3x YoY growth	7x YoY growth

Know Who Is Behind The Device™

authID®
NASDAQ : AUID

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